Exhibit 99.1
 Rapid7 Announces First Quarter 2020 Financial Results

•Annualized recurring revenue (ARR) of $350.9 million, an increase of 31% year-over-year
•Revenue of $94.3 million, 29% year-over-year growth, achieved 90% recurring revenue mix in the period
•Total customer growth of 14% year-over-year
•Products revenue of $87.5 million, 33% year-over-year growth
Boston, MA – May 7, 2020 – Rapid7, Inc. (Nasdaq: RPD), a leading provider of security analytics and automation, today announced its financial results for the first quarter of 2020.

"Rapid7 delivered a solid start to 2020 amidst a rapidly-shifting environment, exceeding the high end of our guidance range for the first quarter with revenue of $94.3 million and non-GAAP loss from operations of $(3.9) million, and we strengthened our balance sheet through a recent successful convertible note offering" said Corey Thomas, Chairman and CEO of Rapid7.

"Our first quarter results reflect our long standing commitment to innovation as we have built multiple market leading products on an integrated Platform. We remain focused on our long-term opportunity to deliver enhanced value and outcomes to our customers, both through sustained organic innovation and via strategic additions such as our recent acquisition of DivvyCloud."

First Quarter 2020 Financial Results and Key Metrics

	Three Months Ended March 31,
	2020	2019	% Change
	(dollars in thousands)
Annualized recurring revenue	$350,884	$268,194	31%
Number of customers	9,024	7,934	14%
ARR per customer	$38.9	$33.8	15%
Recurring revenue as a percentage of total revenue	90%	85%
Renewal rate(1)	106%	117%
(1) For the three months ended March 31, 2019 our renewal rate was adjusted from 120%, as previously disclosed, to 117% based on a reclassification of certain upsells and cross-sells.
rapid7.com

	Three Months Ended March 31,
	2020	2019	% Change
	(in thousands, except per share data)
Products revenue (2)	$87,549	$65,845	33%
Professional services revenue	6,791	7,340	(7)%
Total revenue	$94,340	$73,185	29%

North America revenue	$78,705	$62,039	27%
Rest of world revenue	15,635	11,146	40%
Total revenue	$94,340	$73,185

GAAP gross profit	$66,626	$53,212
GAAP gross margin	71%	73%
Non-GAAP gross profit	$69,215	$55,143
Non-GAAP gross margin	73%	75%

GAAP loss from operations	$(19,820)	$(9,744)
GAAP operating margin	(21)%	(13)%
Non-GAAP (loss) income from operations	$(3,933)	$577
Non-GAAP operating margin	(4)%	1%

GAAP net loss	$(22,924)	$(11,673)
GAAP net loss per share, basic and diluted	$(0.46)	$(0.24)
Non-GAAP net (loss) income	$(4,294)	$1,158
Non-GAAP net (loss) income per share, basic	$(0.09)	$0.02
Non-GAAP net (loss) income per share, diluted	$(0.09)	$0.02

Adjusted EBITDA	$(780)	$2,607

Cash used in operating activities	$(7,215)	$(13,566)
(2) Historically, we have presented revenue on our consolidated statement of operations as products, maintenance and support and professional services revenue. For the three months ended March 31, 2020, we have combined products and maintenance and support revenue together as products revenue on our consolidated statement of operations. Prior periods have been adjusted to conform with this presentation.

For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•On May 1, 2020, Rapid7 closed the acquisition of DivvyCloud, a leader in Cloud Security Posture Management (CSPM). DivvyCloud will extend the cloud security capabilities of Rapid7’s Insight platform, accelerating the company's ability to address foundational elements of customers’ cloud programs by helping to secure their cloud assets.
•On May 1, 2020, Rapid7 issued an aggregate of $230.0 million principal amount of 2.25% convertible senior notes due 2025 in a private placement.
•In February 2020, Rapid7 was recognized as a Leader in Gartner's 2020 Magic Quadrant for Security Information and Event Management (SIEM).
•In April 2020, Rapid7 was named a Challenger in Gartner's 2020 Magic Quadrant and Critical Capabilities for Application Security Testing, and received the highest score among vendors for Dynamic Application Security Testing.
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•In April 2020, Rapid7 announced that Network Traffic Analysis (NTA) is now available in InsightIDR, the first of several new capabilities leveraging technology acquired from the company's purchase of NetFort in 2019.
Second Quarter and Full-Year 2020 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income (loss) from operations, and non-GAAP net (loss) income per share to be in the following ranges:

Second Quarter and Full-Year 2020 Guidance (in millions, except per share data)

	Second Quarter 2020			Full-Year 2020
Annualized recurring revenue				$387.0	to	$407.0
Year-over-year growth				14%	to	20%
Revenue	$94.6	to	$96.2	$388.0	to	$395.0
Year-over-year growth	20%	to	22%	19%	to	21%
Non-GAAP income (loss) from operations	$1.0	to	$2.0	$(3.0)	to	$(1.0)
Non-GAAP net (loss) income per share	$(0.02)	to	$0.00	$(0.19)	to	$(0.15)
Weighted average shares outstanding			50.7			51.0

The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the second quarter and full-year 2020 includes the anticipated contribution from the acquisition of DivvyCloud as of May 1, 2020. Guidance for the second quarter and full-year 2020 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the second quarter and full-year 2020 represent basic shares outstanding given our projected non-GAAP net loss. In addition, fluctuations in Rapid7’s quarterly operating results may be particularly pronounced in the current economic environment due to the uncertainty caused by, and the unprecedented nature of, the current COVID-19 pandemic, whose severity, duration and ultimate impact is difficult to predict at this time. The guidance above also assumes that there are no new or recurrent shocks to the global economy, that the quarter ended June 30, 2020 will see the highest negative impact to economic growth and that it will be a 12-to-24 month economic recovery period. The primary set of drivers of Rapid7’s actual financial performance relative to the ranges provided will be a function of how long the economy remains closed and at what pace it recovers when it reopens. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.

Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs, and certain other items. Rapid7 has provided a reconciliation of historical non-GAAP financial measures to the most comparable GAAP measures in the financial statement tables included in this press release. A reconciliation of non-GAAP guidance measures to the most comparable GAAP measures is not available on a forward-looking basis without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures.
Conference Call and Webcast Information
Rapid7 will host a conference call today, May 7, 2020, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 3408937) until May 15, 2020. A webcast replay will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 9,000
rapid7.com

customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Key Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and key metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and key metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and key metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.

While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.

Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share and adjusted EBITDA. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.

We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items such as acquisition-related expenses and litigation-related expenses. Non-GAAP net income (loss) per basic and dilutive share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased to reflect the anti-dilutive impact of the capped call transactions entered into in connection with the 1.25% convertible senior note issued in August 2018.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:

Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.

Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.

Amortization of debt discount and issuance costs. In August 2018, we issued $230 million of convertible senior notes, which bear interest at an annual fixed rate of 1.25%. The imputed interest rate of the convertible senior notes was approximately 7.36%. This is a result of the debt discount recorded for the conversion feature that is required to be separately accounted for as equity, and debt issuance costs, which reduce the carrying value of the convertible debt instrument. The debt discount is amortized as interest expense together with the issuance costs of the debt. The expense for the amortization of debt discount and debt issuance costs is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.

Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.

rapid7.com

Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.

Anti-dilutive impact of capped call transaction. In connection with the issuance of our convertible senior notes, we entered into capped call transactions to offset potential dilution from the embedded conversion feature in the notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per basic and diluted share to provide investors with useful information in evaluating the financial performance of the company on a per share basis.

Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Adjusted EBITDA should not be considered as a substitute for other measures of financial performance reported in accordance with GAAP. There are limitations to using this non-GAAP financial measure, including that other companies may calculate this measure differently than we do, that it does not reflect our capital expenditures or future requirements for capital expenditures and that it does not reflect changes in, or cash requirements for, our working capital and excludes some items that are cash based.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Key Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.

Number of Customers. We define a customer as any entity that has (1) an active Rapid7 contract or a contract that expired within 90 days or less of the applicable measurement date; and for Logentries products, those customers with a contract value equal to or greater than $2,400 per year, or (2) purchased Rapid7 professional services within the 12 months preceding the applicable measurement date.

ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.

Recurring Revenue. We define recurring revenue as revenue from term software licenses, content subscriptions, managed services, cloud-based subscriptions and maintenance and support.

Renewal Rate. We calculate our renewal rate by dividing the dollar value of renewed customer agreements, including upsells and cross-sells of additional products, but excluding professional services, in a trailing 12-month period by the dollar value of the corresponding customer agreements.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the second quarter and full year 2020, the assumptions underlying such guidance and the timing of global economic recovery, the impact of the DivvyCloud acquisition on our products, strategy and future results of operations, and the anticipated impact of COVID-19 on our guidance, business, financial condition and results of operations. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties,
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assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, including DivvyCloud, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2020, in the Current Report on Form 8-K filed with the SEC on April 28, 2020 and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(857) 990-4074
Press contact:
Caitlin Doherty
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	March 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$204,434	$123,413
Short-term investments	36,384	116,158
Accounts receivable, net	64,388	87,927
Deferred contract acquisition and fulfillment costs, current portion	17,486	17,047
Prepaid expenses and other current assets	19,624	20,051
Total current assets	342,316	364,596
Long-term investments	12,804	22,887
Property and equipment, net	50,075	50,670
Operating lease right-of-use assets	62,942	60,984
Deferred contract acquisition and fulfillment costs, non-current portion	34,289	34,213
Goodwill	97,866	97,866
Intangible assets, net	27,867	28,561
Other assets	5,518	5,136
Total assets	$633,677	$664,913
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,062	$6,836
Accrued expenses	26,486	41,021
Operating lease liabilities, current portion	8,866	7,179
Deferred revenue, current portion	219,432	231,518
Other current liabilities	35	119
Total current liabilities	264,881	286,673
Convertible senior notes, net	187,944	185,200
Operating lease liabilities, non-current portion	71,586	72,294
Deferred revenue, non-current portion	31,641	36,226
Other long-term liabilities	1,325	1,352
Total liabilities	557,377	581,745
Stockholders’ equity:
Common stock	504	499
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	621,992	605,650
Accumulated other comprehensive (loss) income	(78)	213
Accumulated deficit	(541,354)	(518,430)
Total stockholders’ equity	76,300	83,168
Total liabilities and stockholders’ equity	$633,677	$664,913

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2020	2019
Revenue:
Products	$87,549	$65,845
Professional services	6,791	7,340
Total revenue	94,340	73,185
Cost of revenue:
Products	21,256	14,369
Professional services	6,458	5,604
Total cost of revenue	27,714	19,973
Total gross profit	66,626	53,212
Operating expenses:
Research and development	24,202	17,865
Sales and marketing	48,145	35,138
General and administrative	14,099	9,953
Total operating expenses	86,446	62,956
Loss from operations	(19,820)	(9,744)
Other income (expense), net:
Interest income	1,048	1,731
Interest expense	(3,462)	(3,229)
Other income (expense), net	(447)	(206)
Loss before income taxes	(22,681)	(11,448)
Provision for income taxes	243	225
Net loss	$(22,924)	$(11,673)
Net loss per share, basic and diluted	$(0.46)	$(0.24)
Weighted-average common shares outstanding, basic and diluted	50,127,310	47,827,939

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(22,924)	$(11,673)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,843	3,427
Amortization of debt discount and issuance costs	2,743	2,510
Stock-based compensation expense	13,347	8,634
Provision for doubtful accounts	527	437
Foreign currency re-measurement loss	447	249
Other non-cash (income) expense	(138)	(722)
Changes in operating assets and liabilities:
Accounts receivable	22,608	14,729
Deferred contract acquisition and fulfillment costs	(516)	(1,094)
Prepaid expenses and other assets	135	(5,940)
Accounts payable	4,010	66
Accrued expenses	(14,563)	(13,690)
Deferred revenue	(16,671)	(12,104)
Other liabilities	(1,063)	1,605
Net cash used in operating activities	(7,215)	(13,566)
Cash flows from investing activities:
Purchases of property and equipment	(2,756)	(8,463)
Capitalization of internal-use software costs	(1,474)	(1,601)
Purchases of investments	(24,272)	(63,029)
Sales/maturities of investments	113,924	72,738
Net cash provided by (used in) investing activities	85,422	(355)
Cash flows from financing activities:
Taxes paid related to net share settlement of equity awards	(1,533)	(979)
Proceeds from employee stock purchase plan	3,346	2,634
Proceeds from stock option exercises	1,561	2,718
Net cash provided by financing activities	3,374	4,373
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(560)	(148)
Net increase (decrease) in cash, cash equivalents and restricted cash	81,021	(9,696)
Cash, cash equivalents and restricted cash, beginning of period	123,413	99,565
Cash, cash equivalents and restricted cash, end of period	$204,434	$89,869

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2020	2019
GAAP gross profit	$66,626	$53,212
Add: Stock-based compensation expense[1]	931	573
Add: Amortization of acquired intangible assets[2]	1,658	1,358
Non-GAAP gross profit	$69,215	$55,143
Non-GAAP gross margin	73.4%	75.3%

GAAP gross profit - Products	$66,293	$51,476
Add: Stock-based compensation expense	573	277
Add: Amortization of acquired intangible assets	1,658	1,358
Non-GAAP gross profit - Products	$68,524	$53,111
Non-GAAP gross margin - Products	78.3%	80.7%

GAAP gross profit - Professional services	$333	$1,736
Add: Stock-based compensation expense	358	296
Non-GAAP gross profit - Professional services	$691	$2,032
Non-GAAP gross margin - Professional services	10.2%	27.7%

GAAP loss from operations	$(19,820)	$(9,744)
Add: Stock-based compensation expense[1]	13,347	8,634
Add: Amortization of acquired intangible assets[2]	1,690	1,397
Add: Acquisition-related expenses[3]	307	217
Add: Litigation-related expenses[4]	543	73
Non-GAAP (loss) income from operations	$(3,933)	$577

GAAP net loss	$(22,924)	$(11,673)
Add: Stock-based compensation expense[1]	13,347	8,634
Add: Amortization of acquired intangible assets[2]	1,690	1,397
Add: Acquisition-related expenses[3]	307	217
Add: Litigation-related expenses[4]	543	73
Add: Amortization of debt discount and issuance costs	2,743	2,510
Non-GAAP net (loss) income	$(4,294)	$1,158

Reconciliation of net (loss) income per share, basic
GAAP net loss per share, basic	$(0.46)	$(0.24)
Non-GAAP adjustments to net loss	0.37	0.26
Non-GAAP net (loss) income per share, basic	$(0.09)	$0.02

Reconciliation of net (loss) income per share, diluted
GAAP net loss per share, diluted	$(0.46)	$(0.24)
Non-GAAP adjustments to net loss	0.37	0.26
Non-GAAP net (loss) income per share, diluted	$(0.09)	$0.02

Weighted average shares used in GAAP per share calculation, basic and diluted	50,127,310	47,827,939

Weighted average shares used in non-GAAP per share calculation:
Basic	50,127,310	47,827,939
Diluted	50,127,310	51,184,402

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$931	$573
Research and development	4,645	3,174
Sales and marketing	3,678	2,464
General and administrative	4,093	2,423

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$1,658	$1,358
Sales and marketing	32	38
General and administrative	—	1

[3] Includes acquisition-related expenses as follows:
General and administrative	$307	$217

[4] Includes litigation-related expenses as follows:
General and administrative	$543	$73

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2020	2019
GAAP net loss	$(22,924)	$(11,673)
Interest income	(1,048)	(1,731)
Interest expense	3,462	3,229
Other (income) expense, net	447	206
Provision for income taxes	243	225
Depreciation expense	2,675	1,850
Amortization of intangible assets	2,168	1,577
Stock-based compensation expense	13,347	8,634
Acquisition-related expenses	307	217
Litigation-related expenses	543	73
Adjusted EBITDA	$(780)	$2,607